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                                 CINCINNATI FUND

                       SUPPLEMENT DATED SEPTEMBER 23, 2003
                                       TO
                          PROSPECTUS DATED MAY 1, 2003

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The following material supplements the Prospectus dated May 1, 2003 for the
Cincinnati Fund (the "Fund"), a series of the Gateway Trust.

On September 23, 2003, the Board of Trustees of The Gateway Trust approved the termination of the Cincinnati Fund. Effective immediately, shares of the Cincinnati Fund are no longer offered for sale and any purchase order for shares of the Cincinnati Fund will be returned to the investor.